Exhibit 99.1

Skyworks Media Relations:	Skyworks Investor Relations:
Pilar Barrigas	Stephen Ferranti
(949) 231-3061	(781) 376-3056

Skyworks Raises Revenue and Earnings Outlook

Increases Q4 FY14 Guidance to $718 Million in Revenue and $1.08 of Non-GAAP Diluted EPS; Sets Date for Quarterly Earnings Release and Conference Call

WOBURN, Mass., October 14, 2014 - Skyworks Solutions, Inc. (NASDAQ: SWKS), an innovator of high performance analog semiconductors enabling a broad range of end markets today updated its financial outlook for the fourth quarter of fiscal 2014. The Company now anticipates fourth fiscal quarter revenue of $718 million, representing a 51 percent year-over-year increase and 22 percent sequential growth. Skyworks also expects to deliver non-GAAP diluted earnings per share of $1.08, reflecting a 69 percent increase when compared to the same period a year ago and 30 percent sequential growth. The Company had previously guided to $680 million in revenue and $1.00 of non-GAAP diluted earnings per share on July 17, 2014 as part of its third fiscal quarter earnings release.
“Skyworks’ upwardly revised outlook demonstrates the broad-based strength of our business and our ability to capitalize on positive underlying market trends to connect everyone and everything, all the time,” said David J. Aldrich, chairman and chief executive officer. “These multi-year technology trends are setting the stage for us to outperform the broader semiconductor industry in the December quarter and for the foreseeable future.”

Fourth Quarter Earnings Conference Call
Skyworks will conduct a conference call with analysts to discuss its fourth quarter fiscal 2014 results and business outlook on November 6, 2014 at 5:00 p.m. Eastern time.
After the close of the market on November 6, and prior to the conference call, Skyworks will issue a copy of the earnings press release via Business Wire. The press release may also be viewed on Skyworks' Web site at www.skyworksinc.com.
To listen to the conference call via the Internet, please visit the investor relations section of Skyworks' Web site. To listen to the conference call via telephone, please call 800-230-1074 (domestic) or 612-234-9960 (international), confirmation code: 339332.

Playback of the conference call will begin at 9:00 p.m. Eastern time on November 6 and end at 9:00 p.m. Eastern time on November 13. The replay will be available on Skyworks' Web site or by calling 800-475-6701 (domestic) or 320-365-3844 (international), access code: 339332.

About Skyworks
Skyworks Solutions, Inc. is an innovator of high performance analog semiconductors. Leveraging core technologies, Skyworks supports automotive, broadband, wireless infrastructure, energy management, GPS, industrial, medical, military, wireless networking, smartphone and tablet applications. The Company’s portfolio includes amplifiers, attenuators, battery chargers, circulators, DC/DC converters, demodulators, detectors, diodes, directional couplers, front-end modules, hybrids, infrastructure RF subsystems, isolators, LED drivers, mixers, modulators, optocouplers, optoisolators, phase shifters, PLLs/synthesizers/VCOs, power dividers/combiners, power management devices, receivers, switches, technical ceramics and voltage regulators.
  Headquartered in Woburn, Mass., Skyworks is worldwide with engineering, manufacturing, sales and service facilities throughout Asia, Europe and North America.  For more information, please visit Skyworks’ Web site at: www.skyworksinc.com.
Safe Harbor Statement
This news release includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation information relating to future results and expectations of Skyworks (e.g., certain projections and business trends). Forward-looking statements can often be identified by words such as "anticipates," "expects," "forecasts," "intends," "believes," "plans," "may," "will," or "continue," and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows.
These risks, uncertainties and other important factors include, but are not limited to: uncertainty regarding global economic and financial market conditions; the susceptibility of the semiconductor industry and the markets addressed by our, and our customers', products to economic downturns; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; losses or curtailments of purchases or payments from key customers, or the timing of customer inventory adjustments; the availability and pricing of third-party semiconductor foundry, assembly and test capacity, raw materials and supplier components; changes in laws, regulations and/or policies that could adversely affect either (i) the economy and our customers’ demand for our products or (ii) the financial markets and our ability to raise capital; our ability to develop, manufacture and market innovative products in a highly price competitive and rapidly changing technological environment; economic, social, military and geo-political conditions in the countries in which we, our customers or our suppliers operate, including security and health risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates; fluctuations in our manufacturing yields due to our complex and specialized manufacturing processes; delays or disruptions in production due to equipment maintenance, repairs and/or upgrades; our reliance on several key customers for a large percentage of our sales; fluctuations in the manufacturing yields of our third-party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; our ability to timely and accurately predict market requirements and evolving industry standards, and to identify opportunities in new markets; uncertainties of litigation, including potential disputes over intellectual property infringement and rights, as well as payments related to the licensing and/or sale of such rights; our ability to rapidly develop new products and avoid product obsolescence; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; lengthy product development cycles that impact the timing of new product introductions; unfavorable changes in product mix; the quality of our products and any remediation costs; shorter-than-expected product life cycles; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; and our ability to continue to grow and maintain an intellectual property portfolio and obtain needed licenses from third parties, as well as other risks and uncertainties, including, but not limited to, those detailed from time to time in our filings with the Securities and Exchange Commission.
The forward-looking statements contained in this news release are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Note to Editors: Skyworks and Skyworks Solutions are trademarks or registered trademarks of Skyworks Solutions, Inc. or its subsidiaries in the United States and in other countries. All other brands and names listed are trademarks of their respective companies.

DISCUSSION REGARDING THE USE OF NON-GAAP FINANCIAL MEASURES
This press release contains a forward-looking estimate of non-GAAP diluted earnings per share that has not been calculated in accordance with United States Generally Accepted Accounting Principles (“GAAP”). We estimate such forward-looking non-GAAP diluted earnings per share by excluding certain expenses and other items from the respective GAAP financial estimate. Management uses certain non-GAAP financial measures, including non-GAAP diluted earnings per share, to evaluate our operating performance and compare it against past periods, make operating decisions, forecast for future periods, compare operating performance against peer companies and determine payments under certain compensation programs. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain non-recurring expenses (which may not occur in each period presented) and other items that management believes might otherwise make comparisons of our ongoing business with prior periods more difficult, obscure trends in ongoing operations or reduce management's ability to make useful forecasts.

We provide investors with non-GAAP financial measures because we believe it is important for investors to be able to closely monitor and understand changes in our ability to generate income from ongoing business operations. We believe these non-GAAP financial measures give investors an additional method to evaluate historical operating performance and identify trends, an additional means of evaluating period-over-period operating performance and a method to facilitate certain comparisons of our operating results to those of our peer companies. We also believe that providing non-GAAP diluted earnings per share allows investors to better assess the overall financial performance of our ongoing operations by eliminating the impact of share-based compensation expense, acquisition-related expenses, restructuring-related charges, litigation settlement gains, losses and expenses, certain deferred executive compensation and certain tax items which may not occur in each period presented and which may represent non-cash items unrelated to our ongoing operations. We believe that disclosing non-GAAP financial measures contributes to enhanced financial reporting transparency and provides investors with added clarity about complex financial performance measures.

We calculate non-GAAP diluted earnings per share by excluding from GAAP diluted earnings per share, share-based compensation expense, acquisition-related expenses, restructuring-related charges, litigation settlement gains, losses and expenses, certain deferred executive compensation and certain tax items which may not occur in all periods for which financial information is presented. We exclude the items identified above from non-GAAP diluted earnings per share for the reasons set forth with respect to each such excluded item below:

Share-Based Compensation - because (1) the total expense is partially outside of our control because it is based on factors such as stock price volatility and interest rates, which may be unrelated to our performance during the period in which the expense is incurred, (2) it is an expense based upon a valuation methodology premised on assumptions that vary over time, and (3) the expense can vary significantly between companies due to factors that can be outside of the control of such companies.

Acquisition-Related Expenses - including items such as, when applicable, amortization of acquired intangible assets, fair value adjustments to contingent consideration, fair value charges incurred upon the sale of acquired inventory, acquisition-related professional fees and deemed compensation expenses, because they are not considered by management in making operating decisions and we believe that such expenses do not have a direct correlation to our future business operations. We believe including such charges does not accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

Restructuring-Related Charges - because, to the extent such charges impact a period presented, we believe that they have no direct correlation to our future business operations and including such charges does not necessarily reflect the performance of our ongoing operations for the period in which such charges are incurred.

Litigation Settlement Gains, Losses and Expenses- including gains, losses and expenses related to the resolution of other-than-ordinary-course threatened and actually filed lawsuits and other- than -ordinary- course contractual disputes, because (1) they are not considered by management in making operating decisions, (2) such gains, losses and expenses tend to be infrequent in nature, (3) such gains, losses and expenses are generally not directly controlled by management, (4) we believe such gains, losses and expenses do not necessarily reflect the performance of our ongoing operations for the period in which such charges are recognized and (5) the amount of such gains or losses and expenses can vary significantly between companies and make comparisons less reliable.

Deferred Executive Compensation - including charges related to any contingent obligation pursuant to an executive severance agreement, because we believe the period over which the obligation is amortized may not reflect the period of benefit and that such expense has no direct correlation with our recurring business operations and including such expenses does not accurately reflect the compensation expense for the period in which incurred.

Certain Income Tax Items - including certain deferred tax charges and benefits that do not result in a current tax payment or tax refund and other adjustments, including but not limited to, items unrelated to the current fiscal year or that are not indicative of our ongoing business operations.

The non-GAAP estimate of diluted earnings per share presented in this press release should not be considered in isolation and is not an alternative for GAAP diluted earnings per share. Investors are cautioned against placing undue reliance on this non-GAAP financial measure and are urged to review and consider carefully the adjustments made by management to the corresponding GAAP financial measure. Non-GAAP financial measures may have limited value as analytical tools because they may exclude certain expenses that some investors consider important in evaluating a company’s operating performance or ongoing business. Further, non-GAAP financial measures are likely to have limited value for purposes of drawing comparisons between companies because different companies may calculate similarly titled non-GAAP financial measures in different ways because non-GAAP measures are not based on any comprehensive set of accounting rules or principles.

This press release contains a forward-looking estimate of non-GAAP diluted earnings per share for the fourth quarter of our 2014 fiscal year ("Q4 FY 2014"). We are unable to provide a reconciliation of our forward-looking estimate of Q4 FY 2014 non-GAAP diluted earnings per share to a forward-looking estimate of Q4 FY 2014 GAAP diluted earnings per share because certain information needed to make a reasonable forward-looking estimate of GAAP diluted earnings per share for Q4 FY 2014 (other than estimated share-based compensation expense of $0.12 per diluted share, certain tax items of $0.15 per diluted share and estimated amortization of intangibles of $0.04 per diluted share) is difficult to estimate and is often dependent on future events that may be uncertain or outside of our control. Such events may include unanticipated changes in our GAAP effective tax rate, unanticipated one-time charges related to asset impairments (fixed assets, inventory, intangibles or goodwill), unanticipated acquisition-related expenses, unanticipated litigation settlement gains, losses and expenses and other unanticipated non-recurring items not reflective of ongoing operations. We believe the probable significance of these unknown items, in aggregate, to be in the range of $0.00 to $0.05 in quarterly earnings per diluted share on a GAAP basis. Our forward-looking estimates of both GAAP and non-GAAP measures of our financial performance may differ materially from our actual results and should not be relied upon as statements of fact.

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